Subsequent events	12 Months Ended
Sep. 30, 2025
Subsequent events
Subsequent events

27.Subsequent events

On October 31, 2025, the Company issued 31,265 shares of common stock upon the exercise of 31,265 pre-funded warrants, which were issued as part of the July 25, 2025, share offering. The exercise price of each pre-funded warrant was $0.001 per share. The issuance was completed in accordance with the terms of the warrant agreements.

One December 17, 2025, the Company entered into definitive agreements for the purchase and sale of 566,040 Common Shares at a purchase price of CAD$3.64 (US$2.65) per Common Share in a registered direct offering. In a concurrent private placement, we issued unregistered warrants to purchase up to 566,040 Common Shares at an exercise price of CAD$4.27 per Common Share that are immediately exercisable upon issuance and expire five years following the date of issuance. The closing of the offering occurred on December 18, 2025.